Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution

Collection Period                       October 2, 2001    to   November 1, 2001
Determination Date                     November 8, 2001
Distribution  Date                    November 13, 2001


Available Amounts
-----------------

             Scheduled Payments
               plus Payaheads, net
               of Excluded Amounts                                               3,922,521.42
             Prepayment Amounts                                                    854,285.01
             Recoveries                                                             98,626.17
             Investment Earnings on Collection Account and Reserve Fund              4,795.77
             Late Charges                                                           13,009.79
             Servicer Advances                                                           0.00

             Total Available Amounts                                             4,893,238.16
             -----------------------                                             ------------


Payments on Distribution Date
-----------------------------

             Trustee Fees (only applicable pursuant to an Event of Default)              0.00

             Unreimbursed Servicer Advances to the Servicer                              0.00

             Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer        0.00

             Interest due to Class A-1 Notes                                             0.00

             Interest due to Class A-2 Notes                                             0.00

             Interest due to Class A-3 Notes                                       144,267.50

             Interest due to Class A-4 Notes                                       146,800.09

             Interest due to Class B Notes                                          13,495.76

             Interest due to Class C Notes                                          11,983.78

             Interest due to Class D Notes                                          22,175.27

             Class A-1 Principal Payment Amount                                          0.00

             Class A-2 Principal Payment Amount                                          0.00

             Class A-3 Principal Payment Amount                                  3,856,740.23

             Class A-4 Principal Payment Amount                                          0.00

             Class B Principal Payment Amount                                            0.00

             Class C Principal Payment Amount                                            0.00

             Class D Principal Payment Amount                                            0.00

             Additional Principal to Class A-2 Notes                                     0.00

             Additional Principal to Class A-3 Notes                               731,374.10

             Additional Principal to Class A-4 Notes                                     0.00

             Additional Principal to Class B Notes                                       0.00

             Additional Principal to Class C Notes                                       0.00

             Additional Principal to Class D Notes                                       0.00

             Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer            0.00
             Deposit to the Reserve Fund                                           (33,598.57)
             Excess to Certificateholder                                                 0.00

             Total distributions to Noteholders and Certificateholders           4,893,238.16
             ---------------------------------------------------------           ------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

             Trustee fees due on Distribution Date                                       0.00

Unreimbursed Servicer Advances
------------------------------

             Unreimbursed Servicer Advances                                              0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

   (i)       Servicing Fee Percentage                                                   0.40%
   (ii)      ADCB of Contract Pool as of the 1st day of the Collection Period   69,626,228.08
   (iii)     Servicing Fee ( ( (i) / 12 ) x  (ii) )                                      0.00
   (iv)      Servicing Fee accrued but not paid in prior periods                         0.00

             Total Servicing Fee due and accrued ( (iii) + (iv) )                        0.00

             Servicing Fee carried forward                                               0.00

             Monthly Servicing Fee distributed                                           0.00


Class A-1 Interest Schedule
---------------------------

             Opening Class A-1 principal balance                                         0.00
             Class A-1 Interest Rate                                                 4.94795%
             Number of days in Accrual Period                                              29
             Current Class A-1 interest due                                              0.00
             Class A-1 interest accrued but not paid in prior periods                    0.00
             Total Class A-1 interest due                                                0.00
             Class A-1 interest carried forward                                          0.00

             Class A-1 interest distribution                                             0.00

Class A-2 Interest Schedule
---------------------------

             Opening Class A-2 principal balance                                           --
             Class A-2 Interest Rate                                                    5.26%
             Current Class A-2 interest due                                                --
             Class A-2 interest accrued but not paid in prior periods                    0.00
             Total Class A-2 interest due                                                  --
             Class A-2 interest carried forward                                          0.00

             Class A-2 interest distribution                                               --

Class A-3 Interest Schedule
---------------------------

             Opening Class A-3 principal balance                                31,476,545.20
             Class A-3 Interest Rate                                                    5.50%
             Current Class A-3 interest due                                        144,267.50
             Class A-3 interest accrued but not paid in prior periods                    0.00
             Total Class A-3 interest due                                          144,267.50
             Class A-3 interest carried forward                                          0.00

             Class A-3 interest distribution                                       144,267.50

Class A-4 Interest Schedule
---------------------------

             Opening Class A-4 principal balance                                31,345,216.00
             Class A-4 Interest Rate                                                    5.62%
             Current Class A-4 interest due                                        146,800.09
             Class A-4 interest accrued but not paid in prior periods                    0.00
             Total Class A-4 interest due                                          146,800.09
             Class A-4 interest carried forward                                          0.00

             Class A-4 interest distribution                                       146,800.09

Class B Interest Schedule
-------------------------

             Opening Class B principal balance                                   2,782,630.66
             Class B Interest Rate                                                      5.82%

             Current Class B interest due                                           13,495.76
             Class B interest accrued but not paid in prior periods                      0.00
             Total Class B interest due                                             13,495.76
             Class B interest carried forward                                            0.00

             Class B interest distribution                                          13,495.76

Class C Interest Schedule
-------------------------

             Opening Class C principal balance                                   2,226,089.76
             Class C Interest Rate                                                      6.46%
             Current Class C interest due                                           11,983.78
             Class C interest accrued but not paid in prior periods                      0.00
             Total Class C interest due                                             11,983.78
             Class C interest carried forward                                            0.00

             Class C interest distribution                                          11,983.78

Class D Interest Schedule
-------------------------

             Opening Class D principal balance                                   2,901,888.98
             Class D  Interest Rate                                                     9.17%
             Current Class D interest due                                           22,175.27
             Class D interest accrued but not paid in prior periods                      0.00
             Total Class D interest due                                             22,175.27
             Class D interest carried forward                                            0.00

             Class D interest distribution                                          22,175.27

Class A-1 Principal Schedule
----------------------------

             Class A-1 Maturity Date                                             May 15, 2000
   (i)       Opening Class A-1 principal balance                                         0.00
   (ii)      Aggregate outstanding principal of Notes plus
               Overcollateralization Balance                                    70,732,370.60
   (iii)     ADCB as of last day of the Collection Period                       64,826,432.52
   (iv)      Monthly Principal  Amount ( (ii) - (iii) )                          5,905,938.08
             Class A-1 Principal Payment Amount due (lesser of (i) or (iv))              0.00
             Class A-1 Principal Payment Amount distribution                             0.00

             Class A-1 Principal Balance after current distribution                      0.00

Class A Principal Payment Amount
--------------------------------

   (i)       Aggregate opening Class A-2, A-3 and  A-4 Outstanding
               Principal Amount                                                 62,821,761.20
   (ii)      Class A Target Investor Principal Amount (90.9583% * ending ADCB)  58,965,020.97
             Class A Principal Payment Amount                                    3,856,740.23
             Funds available for distribution                                    3,856,740.23

Class A-2 Principal Schedule
----------------------------

             Opening Class A-2 principal balance                                           --
             Class A-2 Principal Payment Amount distribution                             0.00

             Class A-2 principal balance after  current distribution                       --

Class A-3 Principal Schedule
----------------------------

             Opening Class A-3 principal balance                                31,476,545.20
             Class A-3 Principal Payment Amount distribution                     3,856,740.23

             Class A-3 principal balance after current distribution,
               before Additional Principal                                      27,619,804.97

Class A-4 Principal Schedule
----------------------------

             Opening Class A-4 principal balance                                31,345,216.00
             Class A-4 Principal Payment Amount distribution                             0.00

             Class A-4 principal balance after current distribution             31,345,216.00

Class B Principal Schedule
--------------------------

             Opening Class B principal balance                                   2,782,630.66
             Class B Target Investor Principal Amount (3.7674% * ending ADCB)    2,442,271.02
             Class B Floor                                                       3,413,333.81
             Class B Principal Payment Amount due                                        0.00
             Class B Principal Payment Amount distribution                               0.00

             Class B principal balance after current distribution                2,782,630.66

Class C Principal Schedule
--------------------------

             Opening Class C principal balance                                   2,226,089.76
             Class C Target Investor Principal Amount (3.0139% * ending ADCB)    1,953,803.85
             Class C Floor                                                       2,226,089.76
             Class C Principal Payment Amount due                                        0.00
             Class C Principal Payment Amount distribution                               0.00

             Class C principal balance after current distribution                2,226,089.76

Class D Principal Schedule
--------------------------

             Opening Class D principal balance                                   2,901,888.98
             Class D Target Investor Principal Amount (1.5070% * ending ADCB)      976,934.34
             Class D Floor                                                       2,901,888.98
             Class D Principal Payment Amount due                                        0.00
             Class D Principal Payment Amount distribution                               0.00

             Class D principal balance after current distribution                2,901,888.98


Additional Principal Schedule
-----------------------------

             Floors applicable (Yes/No)                                                   Yes
             Monthly Principal Amount                                            5,905,938.08
             Sum of Principal Payments payable on all classes                    3,856,740.23
             Additional Principal payable                                        2,049,197.85
             Additional Principal available, if payable                            731,374.10

             Class A-2 Additional Principal allocation                                   0.00
             Class A-2 principal balance after current distribution                        --

             Class A-3 Additional Principal allocation                                731,374
             Class A-3 principal balance after current distribution             26,888,430.87

             Class A-4 Additional Principal allocation                                   0.00
             Class A-4 principal balance after current distribution             31,345,216.00

             Class B Additional Principal allocation                                     0.00
             Class B principal balance after current distribution                2,782,630.66

             Class C Additional Principal allocation                                     0.00
             Class C principal balance after current distribution                2,226,089.76

             Class D Additional Principal allocation                                     0.00
             Class D principal balance after current distribution                2,901,888.98

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

   (i)       Servicing Fee Percentage                                                   0.40%
   (ii)      ADCB of Contract Pool as of the 1st day of the Collection Period   69,626,228.08
   (iii)     Servicing Fee due ( ( (i) / 12 ) * (ii) )                              23,208.74
   (iv)      Servicing Fee accrued but not paid in prior periods                 1,598,005.92

             Total Servicing Fee due and accrued ( (iii) + (iv) )                1,621,214.66
             Servicing Fee carried forward                                       1,621,214.66


             Monthly Servicing Fee distributed                                           0.00

Reserve Fund Schedule
---------------------

             ADCB as of the end of the Collection Period                        64,826,432.52
             Required Reserve Amount (ending ADCB * 0.70%)                         453,785.03
             Prior month Reserve Fund balance                                      487,383.60
             Deposit to Reserve Fund - excess funds                                      0.00
             Interim Reserve Fund Balance                                          487,383.60
             Current period draw on Reserve Fund for Reserve Interest Payments           0.00
             Current period draw on Reserve Fund for Reserve Principal Payments     33,598.57
             Excess to Certificateholder                                                 0.00
             Ending Reserve Fund balance                                           453,785.03

             Reserve Fund balance as a percentage of ADCB as of the end of
               the Collection Period                                                    0.70%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

             Class A-1
             ---------
             Class A-1 principal balance                                                 0.00
             Initial Class A-1 principal balance                               130,040,761.00

             Note factor                                                          0.000000000

             Class A-2
             ---------
             Class A-2 principal balance                                                 0.00
             Initial Class A-2 principal balance                                66,680,434.00

             Note factor                                                          0.000000000

             Class A-3
             ---------
             Class A-3 principal balance                                        26,888,430.87
             Initial Class A-3 principal balance                               135,293,633.00

             Note factor                                                          0.198741288

             Class A-4
             ---------
             Class A-4 principal balance                                        31,345,216.00
             Initial Class A-4 principal balance                                31,345,216.00

             Note factor                                                          1.000000000

             Class B
             -------
             Class B principal balance                                           2,782,630.66
             Initial Class B principal balance                                   9,663,831.00

             Note factor                                                          0.287942811

             Class C
             -------
             Class C principal balance                                           2,226,089.76
             Initial Class C principal balance                                   7,731,065.00

             Note factor                                                          0.287940893

             Class D
             -------
             Class D principal balance                                           2,901,888.98
             Initial Class D principal balance                                   3,865,532.00

             Note factor                                                          0.750708824

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

   (i)       Outstanding Principal Amount of the Notes as of the preceding
               Distribution Date                                                70,732,370.60
   (ii)      Overcollateralization Balance as of the preceding
               Distribution Date                                                         0.00
   (iii)     Monthly Principal Amount                                            5,905,938.08
   (iv)      Available Amounts remaining after the  payment of interest          4,554,515.76
   (v)       ADCB as of the end of the Collection Period                        64,826,432.52
             Cumulative Loss Amount                                              1,351,422.32

Class B Floor Calculation
-------------------------

             Class B Floor percentage                                                   1.86%
             Initial ADCB                                                      386,553,237.98
             Cumulative Loss Amount for current period                           1,351,422.32
             Sum of Outstanding Principal Amount of Class C Notes, Class D
               Notes and Overcollateralization Balance                           5,127,978.74
             Class B Floor                                                       3,413,333.81

Class C Floor Calculation
-------------------------

             Class C Floor percentage                                                   1.09%
             Initial ADCB                                                      386,553,237.98
             Cumulative Loss Amount for current period                           1,351,422.32
             Sum of Outstanding Principal Amount of Class D Notes and
               Overcollateralization Balance                                     2,901,888.98
             Class C Floor                                                       2,226,089.76

Class D Floor Calculation
-------------------------

             Class D Floor percentage                                                   0.47%
             Initial ADCB                                                      386,553,237.98
             Cumulative Loss Amount for current period                           1,351,422.32
             Overcollateralization Balance                                               0.00
             Class D Floor                                                       2,901,888.98


Heller Financial, Inc. is the Servicer (Yes/No)                                           Yes

An Event of Default has occurred (Yes/No)                                                  No

10% Substitution Limit Calculation
----------------------------------

             ADCB as of the Cut-off Date:                                      386,553,237.98

             Cumulative DCB of Substitute Contracts replacing materially
               modified contracts                                                5,700,693.36
             Percentage of Substitute Contracts replacing materially
               modified contracts                                                       1.47%

             Percentage of Substitute Contracts replacing modified contracts
               exceeds 10% (Yes/No)                                                        No

5% Skipped Payment Limit Calculation
------------------------------------

             The percent of contracts with Skipped Payment modifications                0.45%
             The DCB of Skipped Payment modifications exceeds 5% of the
               initial ADCB (Yes/No)                                                       No
             Any Skipped Payments have been deferred later than January 1, 2006            No

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data


Pool Data
---------

ADCB as of  the first day of the Collection Period                              69,626,228.08
ADCB as of the last day of the Collection Period                                64,826,432.52

DCB as of the first day of the Collection Period of Contracts that became
  Defaulted Contracts                                                              373,181.61
Number of Contracts that became Defaulted Contracts during the period                       9
Defaulted Contracts as a percentage of ADCB (annualized)                                6.91%

DCB of Contracts as of the last day of the Collection Period that became
  Prepaid Contracts                                                                805,946.38
Number of Prepaid Contracts as of the last day of the Collection Period                     8

DCB of Contracts as of the last day of the Collection Period that were
  added as Substitute Contracts                                                          0.00
Number of Substitute Contracts as of the last day of the Collection Period                  0

DCB of Contracts as of the last day of the Collection Period that became
  Warranty Contracts                                                                     0.00
Number of Warranty Contracts as of the last day of the Collection Period                    0

Recoveries collected relating to Defaulted Contracts as of the last day of
  the Collection Period                                                             98,626.17

Cumulative Servicer Advances paid by the Servicer                               21,072,186.85
Cumulative reimbursed Servicer Advances                                         21,072,186.85


Delinquencies and Losses                   Dollars                     Percent
------------------------                   -------                     -------

      Current                           61,246,213.45                   94.48%
      31-60 days past due                1,596,523.21                    2.46%
      61-90 days past due                  527,828.26                    0.81%
      Over 90 days past due              1,455,867.60                    2.25%
                                        -------------                  -------
      Total                             64,826,432.52                  100.00%

      31+ days past due                  3,580,219.07                    5.52%

(i)   Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)  11,859,206.61
(ii)  Cumulative Recoveries realized on Defaulted Contracts                      5,249,242.62
      Cumulative net losses to date ( (i) - (ii) )                               6,609,963.99
      Cumulative net losses as a percentage of the initial ADCB                         1.71%